UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 14, 2015

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071

(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On January 14, 2015, Reliance Steel & Aluminum Co.’s (the “Company”) Board of Directors appointed Mark V. Kaminski to serve as Lead Director of the Board. A description of the roles and responsibilities of the Lead Director is included in the Company’s Principles of Corporate Governance, available at www.rsac.com.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated January 16, 2015 announcing the appointment.

Item 9.01                   Financial Statements and Exhibits.

(d)                               Exhibits.

Exhibit No.	Description
99.1	Reliance Steel & Aluminum Co. press release dated January 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: January 16, 2015	By:	/s/ William A. Smith II
William A. Smith II Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Reliance Steel & Aluminum Co. press release dated January 16, 2015.